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                                                                  Exhibit 10.13
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                                Amendment to the
                          Slade's Ferry Trust Company
                    Director Supplemental Retirement Program
                                      For
                               [name of director]

      Slade's Ferry Trust Company ("Bank") and [director name] ("Director") originally entered into the Slade's Ferry Trust Company Director Supplemental Retirement Program ("Plan") on _________________________.

      Pursuant to Section II(c) of the Plan agreement, the Bank and the Executive hereby amend this Plan to change the form and timing of benefit payments under the Plan. Such a change is permissible under guidance published by the Internal Revenue Service and the Treasury Department in Notice 2006-79. This notice permits changes to the form and timing of benefit payments, provided that changes made in 2006 may only apply to payments made in 2007 and beyond, and that no payments scheduled to be made in 2006 are changed. The Bank and Director hereby agree to amend the Plan to change the form and timing of payments.

      Therefore, the following changes shall be made to Exhibit I of the Slade's Ferry Trust Company Director Supplemental Retirement Program:

Section II(A) shall be deleted in its entirety and replaced with following
Section II(A):

A.    Retirement Benefits

      If the Director remains on the Board until December 31, 2006, the Director shall be entitled to receive 100% of the liability balance accrued by the Bank for the purpose of paying a benefit to the Director under this Agreement. Such amount shall be paid in a lump sum on January 15, 2007. Payment of this benefit shall be in lieu of any other benefit under this Plan and shall be in full satisfaction of all obligations under this Plan.

Therefore, the foregoing changes are agreed to.


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For the bank                           [director name]


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Date                                   Date